UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

NuVasive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 909-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NUVA	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2019, NuVasive, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  The Company’s definitive proxy statement for the Annual Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019 and describes in detail each of the three proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of March 19, 2019, the record date of the Annual Meeting, there were 51,856,479 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 47,554,915 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1

The stockholders elected each of Robert F. Friel, Donald J. Rosenberg, Esq., and Daniel J. Wolterman as a Class III director to hold office until the 2022 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified, by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert F. Friel	30,389,746	13,467,470	329,730	3,367,969
Donald J. Rosenberg, Esq.	43,279,294	577,714	329,938	3,367,969
Daniel J. Wolterman	43,394,917	461,481	330,548	3,367,969

Proposal 2

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the following vote:

Votes For	Votes Against	Abstentions
46,730,559	494,690	329,666

Proposal 3

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2018, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,178,486	3,666,595	341,865	3,367,969

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: May 10, 2019	/s/ Rajesh Asarpota
Rajesh Asarpota
Executive Vice President and Chief Financial Officer